ACCRUED EXPENSES AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2013
ACCRUED EXPENSES AND OTHER PAYABLES
ACCRUED EXPENSES AND OTHER PAYABLES

13.                   ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables consisted of the following:

	December 31,
	2012	2013
	RMB’000	RMB’000	US$’000

Business tax and other tax payables	16,276	11,793	1,948
Payables for purchase of property and equipment	13,224	39,853	6,583
Advance from a potential buyer of part of the Cloud infrastructure	—	75,000	12,389
Advance from customers	11,669	12,079	1,995
Other accrued expenses	16,604	18,350	3,032

Total	57,773	157,075	25,947

As of December 31, 2013, the Company has received RMB75,000,000 (US$12,389,000) advanced payment from a potential buyer of part of the Cloud infrastructure. The advance is refundable if a final sales agreement is not reached. The final sales agreement will be entered into, pending certain governmental approval.